UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 7237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2007

Date of reporting period: May 1, 2006— October 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Capital Opportunities Fund

10|31|06

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically
in a variety of stocks,
such as growth stocks
and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Capital

Opportunities

Fund

10| 31| 06

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	59

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve (the Fed) halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Capital Opportunities Fund: seeking
overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. It can be based on the firm’s physical assets (factories, inventory, staff) or on less easily quantifiable measures (long-term competitive advantage, management team expertise, or research and development efforts). A stock’s price, however, may or may not accurately reflect the company’s underlying value.

A stock may be mispriced for many reasons, such as when the company has problems that concern its management, industry, or product line. Temporary factors, such as a cyclical industry downturn or a one-time inventory issue, may also cause a stock to be undervalued.

In addition, unlike the widely followed large, blue-chip companies, smaller companies are less likely to be covered by industry researchers. This lack of coverage can lead to the undervaluation of these stocks. It is up to the fund’s management team to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

To uncover undervalued stocks with the long-term potential for growth, the members of Putnam Capital Opportunities Fund’s management team draw on their experience as well as on the expertise of Putnam’s equity analysts. Because the fund is managed in Putnam’s blend style, the team is not focused solely on either growth- or value-style stocks and can choose from a broad universe of over 2,500 U.S. small and midsize companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in these companies.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Investor overreaction
can mean investment
opportunities

An important factor in the analysis performed by the management team of Putnam Capital Opportunities Fund is “behavioral insight.” When an event that negatively affects a company occurs, such as a temporary inventory shortage or a change in management, investors may overreact, either by selling off the stock or buying it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

The portfolio managers and analysts of Putnam Capital Opportunities Fund determine behavioral rankings as part of their detailed stock-by-stock valuation process. Their process integrates sophisticated quantitative models, behavioral insights, and an in-depth analysis of each company’s fundamental worth.

Putnam Capital Opportunities Fund holdings have
spanned sectors and industries over time.

Putnam Capital Opportunities Fund invests primarily in small and midsize companies, seeking opportunities in stocks with potential that has been relatively unnoticed by investors. The fund targets companies believed to be worth more than their current stock prices may indicate, and can own stocks with both growth and value characteristics. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small and midsize companies.

Highlights

• For the six months ended October 31, 2006, Putnam Capital Opportunities Fund’s class A shares returned 1.51% before sales charges.

• The fund’s benchmark, the Russell 2500 Index, returned 0.42% .

• The average return for the fund’s Lipper category, Small-Cap Core Funds, was –1.17% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 10/31/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 6/1/98)	9.50%	8.81%	114.81%	103.56%

5 years	12.19	10.99	77.75	68.44

3 years	15.68	13.61	54.80	46.64

1 year	18.52	12.31	18.52	12.31

6 months	—	—	1.51	–3.84

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

We are pleased to report that, although returns were modest, your fund outperformed its benchmark and the average return for funds in its Lipper peer group for the six months ended October 31, 2006. This is based on results at net asset value (NAV, or before sales charges). Stock selection across a number of sectors contributed positively to performance. In particular, holdings in the technology and health-care sectors helped boost fund returns relative to the index. Although holdings in the financial and consumer staples sectors detracted from returns somewhat, the fund’s overall performance was competitive. We believe this reflects our continued emphasis on stocks of companies with low price-to-earnings ratios, high cash flow, and improving fundamentals, as well as our valuation discipline and the fund’s flexibility to invest in both growth- and value-style stocks.

Market overview

During the six months ended October 31, 2006, the broad stock market delivered modest gains, and major stock indexes reached milestone levels. However, returns for stocks of many small and midsize companies — the focus of your fund’s portfolio — were generally flat for the period. Within the small- and mid-cap universe, value-style stocks outperformed growth-style stocks. Early in the period, the stock market was fairly volatile as investors worried about inflation, slowing economic growth, and the outlook for interest rates. These concerns were tempered later in the period, and the broad market rebounded solidly. In the final month of the period, the Dow Jones Industrial Average closed at its highest level since January 2000, a psychological boost for investors. For the next three days, the Dow closed at a record high, and on October 19, it surpassed 12,000 for the first time in the history of the index. Also during the period, the S&P 500 and Nasdaq Composite indexes reached their highest levels in more than five years. Among the factors contributing to the strength were falling oil prices and the belief that inflation is under control, with the economy slowing but not heading for a recession. This optimism was due in part to the Fed’s decisions — in August, September, and October — to hold short-term interest rates steady after raising them 17 consecutive times.

Strategy overview

We continue to adhere to our disciplined strategy of targeting companies that we believe have sound business models and steadily growing cash flows. In selecting stocks for the portfolio, we carefully assess the underlying value of each company’s business. While a company’s stock price may fluctuate, this underlying value is crucial in determining its long-term growth potential. We target small and midsize U.S. companies across a wide range of industries, and we have the flexibility to invest in both growth- and value-style stocks. In seeking stocks whose current prices do not reflect the company’s fundamental, long-term value, we analyze factors such as future earnings-growth potential and the ability to generate cash over the long term. We strive to take advantage of situations in which a stock becomes overvalued or undervalued as a result of short-term factors. We also evaluate the attractiveness of a company compared with other firms in its industry. When we have determined that a stock is being fairly priced by the market, we reduce or eliminate the fund’s position in that

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 10/31/06.

Equities
Russell 2500 Index (stocks of small and midsize companies)	0.42%

Russell 1000 Growth Index (large-company growth stocks)	3.53%

Russell 1000 Value Index (large-company value stocks)	7.61%

S&P 500 Index (broad stock market)	6.11%

Bonds
Lehman Aggregate Bond Index (broad bond market)	4.60%

Lehman Municipal Bond Index (tax-exempt bonds)	4.12%

Lehman Global Aggregate Bond Index (international bonds)	3.64%

stock and reinvest the proceeds in securities that appear to have greater potential for long-term appreciation.

Your fund’s holdings

One of the top contributors to performance for the semiannual period was the stock of BMC Software, whose business software helps companies manage their computer systems. We believe BMC’s success was the result of investors becoming convinced that the company could continue to generate strong free-cash flow. Another software company, MicroStrategy, continued to gain market share in the business intelligence software market, and contributed to the fund’s performance for the period. Also gaining ground was the stock of data storage company Brocade Communications Systems. The company benefited from strong demand and growth in the data storage market. Another portfolio highlight was the stock of toy manufacturer Hasbro. Hasbro’s game business profitability rebounded sharply, exceeding expectations and offsetting disappointing sales for Star Wars-related items.

One of the top detractors from performance for the period was Career Education Corporation, which provides post-secondary education services in the United States, France, Canada, and the United Kingdom. The company suffered a decline in enrollment as the economy recovered and fewer people sought job-training programs. This stock

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

remained in the portfolio at the close of the period, as we believe this is a short-term challenge for a fundamentally strong business. Another disappointment for the period was Corus Bankshares, the holding company for Corus Bank. The downturn in the real-estate market had a negative impact on Corus, which concentrates on real-estate lending, particularly in the condominium market. Corus also remained in the portfolio at period-end; the company has a longer history than many of its competitors and, in our view, it appears poised to perform well within its industry. We also maintained a position in Citrix Systems, which declined during the period as investors reacted negatively to a slowdown in its core business. Although we believe the company still offers long-term value, we reduced the fund’s position significantly.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 10/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

MicroStrategy, Inc. (2.4%)	Software

Hasbro, Inc. (2.3%)	Toys

Emulex Corp. (2.1%)	Computers

Steel Dynamics, Inc. (2.1%)	Metals

Autoliv, Inc. (Sweden) (2.1%)	Trucks and parts

W.R. Berkley Corp. (2.0%)	Insurance

Watson Pharmaceuticals, Inc. (2.0%)	Pharmaceuticals

Brocade Communications Systems, Inc. (2.0%)	Computers

AmerUs Group Co. (2.0%)	Insurance

FirstFed Financial Corp. (1.9%)	Banking

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we reached the midpoint of the fund’s fiscal year, investors continued to pay close attention to Fed policy and the potential threats of inflation and an economic slowdown. However, the prospects for a “soft landing” for the economy had improved, thanks in part to a drop in long-term interest rates and energy costs, which could help offset economic weakness. As the robust health of the U.S. corporate sector is increasingly recognized by investors, U.S. stock valuations have become more competitive with those in overseas markets.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment.

Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 10/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average	114.81%	103.56%	102.07%	102.07%	102.08%	102.08%	106.01%	99.21%	110.52%	118.51%
(life of fund)	9.50	8.81	8.71	8.71	8.71	8.71	8.96	8.53	9.24	9.73

5 years	77.75	68.44	71.39	69.39	71.27	71.27	73.37	67.67	75.65	80.18
Annual average	12.19	10.99	11.38	11.12	11.36	11.36	11.63	10.89	11.93	12.50

3 years	54.80	46.64	51.44	48.44	51.32	51.32	52.54	47.53	53.61	56.04
Annual average	15.68	13.61	14.84	14.07	14.81	14.81	15.11	13.84	15.38	15.99

1 year	18.52	12.31	17.69	12.70	17.63	16.63	18.00	14.16	18.23	18.79

6 months	1.51	-3.84	1.18	-3.82	1.17	0.17	1.33	-2.00	1.44	1.72

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns
For periods ended 10/31/06

		Lipper Small-Cap
	Russell 2500	Core Funds
	Index	category average*

Life of fund	113.53%	115.26%
Annual average	9.43	9.11

5 years	95.57	91.18
Annual average	14.36	13.61

3 years	51.91	50.07
Annual average	14.96	14.38

1 year	17.69	16.40

6 months	0.42	–1.17

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and life-of-fund periods ended 10/31/06, there were 720, 689, 526, 415, and 205 funds, respectively, in this Lipper category.

Fund price and distribution* information

For the six-month period ended 10/31/06

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/06	$12.60	$13.30	$11.83	$11.94	$12.07	$12.48	$12.49	$12.79

10/31/06	12.79	13.50	11.97	12.08	12.23	12.64	12.67	13.01

* The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average	104.74%	94.01%	92.62%	92.62%	92.72%	92.72%	96.41%	89.93%	100.55%	108.09%
(life of fund)	8.98	8.27	8.18	8.18	8.19	8.19	8.43	8.00	8.71	9.19

5 years	77.16	67.86	70.62	68.62	70.73	70.73	72.77	67.25	74.96	79.41
Annual average	12.12	10.91	11.28	11.02	11.29	11.29	11.56	10.83	11.84	12.40

3 years	58.14	49.86	54.66	51.66	54.69	54.69	55.84	50.70	56.86	59.35
Annual average	16.51	14.44	15.64	14.89	15.65	15.65	15.94	14.65	16.19	16.80

1 year	11.03	5.23	10.25	5.57	10.26	9.32	10.51	6.89	10.78	11.31

6 months	–3.02	–8.14	–3.39	–8.22	–3.36	–4.32	–3.24	–6.35	–3.13	–2.90

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Capital Opportunities Fund from May 1, 2006, to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.20	$ 9.99	$ 9.99	$ 8.73	$ 7.46	$ 4.93

Ending value (after expenses)	$1,015.10	$1,011.80	$1,011.70	$1,013.30	$1,014.40	$1,017.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2006, use the calculation method below. To find the value of your investment on May 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.21	$ 10.01	$ 10.01	$ 8.74	$ 7.48	$ 4.94

Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,016.53	$1,017.80	$1,020.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Average annualized expense
ratio for Lipper peer group*	1.49%	2.24%	2.24%	1.99%	1.74%	1.24%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Capital
Opportunities Fund	60%	71%	135%	91%	120%

Lipper Small-Cap Core
Funds category average	82%	86%	86%	88%	101%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 10/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam U.S. Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader of the fund. John Ferry, Gerald Moore, and Franz Valencia are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam U.S. Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 10/31/05.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 301,000	$ 92,000,000

Putnam employees	$7,477,000	$427,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $2,300,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam International Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Franz Valencia is also a Portfolio Member of Putnam International Capital Opportunities Fund.

Joseph Joseph, John Ferry, Gerald Moore, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended October 31, 2006, Portfolio Member Franz Valencia joined and Portfolio Member Tinh Bui left your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances-for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry-that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 1st percentile in management fees and in the 10th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size-as has been the case for many Putnam funds in recent years-these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process-as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel-but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

25th	60th	86th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 626, 493, and 373 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had clarified the fund’s investment philosophy and had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Core Funds category for the one- and five-year periods ended September 30, 2006, were 17% and 74%, respectively. Over the one- and five-year periods ended September 30, 2006, the fund ranked 110th out of 657 and 293rd out of 397 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 10/31/06 (Unaudited)

COMMON STOCKS (98.8%)*

	Shares	Value

Advertising and Marketing Services (0.2%)
Digitas, Inc. † (S)	144,360	$1,524,442
Nu Skin Enterprises, Inc. Class A (S)	15,047	287,699
		1,812,141

Aerospace and Defense (0.1%)
Alliant Techsystems, Inc. †	4,920	379,873
Teledyne Technologies, Inc. †	5,300	221,116
		600,989

Agriculture (—%)
Delta & Pine Land Co.	5,600	226,856

Airlines (1.4%)
Alaska Air Group, Inc. †	86,998	3,492,970
Continental Airlines, Inc. Class B † (S)	79,700	2,939,336
ExpressJet Holdings, Inc. † (S)	1,228,937	9,757,760
		16,190,066

Automotive (1.5%)
Carlisle Cos., Inc. (S)	1,770	148,131
Group 1 Automotive, Inc. (S)	9,200	527,252
Lear Corp. (S)	2,606	78,727
Tenneco Automotive, Inc. † (S)	676,255	15,350,989
TRW Automotive Holdings Corp. †	10,035	257,398
		16,362,497

Banking (3.7%)
Anchor BanCorp Wisconsin, Inc.	26,827	779,056
Bank of Hawaii Corp.	3,140	163,814
Bankunited Financial Corp. Class A (S)	39,900	1,076,103
Center Financial Corp. (S)	10,450	252,472
City Bank (S)	13,747	738,764
City Holding Co. (S)	26,003	1,019,318
Corus Bankshares, Inc. (S)	613,848	12,602,299
Cullen/Frost Bankers, Inc. (S)	3,506	189,885
East West Bancorp, Inc.	4,076	148,815
First Citizens BancShares, Inc. Class A	1,250	234,750
First Regional Bancorp † (S)	4,980	158,663
FirstFed Financial Corp. † (S)	347,869	21,487,868
Frontier Financial Corp. (S)	3,139	91,062
International Bancshares Corp. (S)	9,843	301,983
ITLA Capital Corp.	1,590	90,821
Lakeland Financial Corp. (S)	4,200	108,864
PFF Bancorp, Inc.	1,361	42,205
Provident Financial Holdings, Inc.	9,098	275,396
Republic Bancorp, Inc. Class A (S)	8,905	190,389

COMMON STOCKS (98.8%)* continued

	Shares	Value

Banking continued
Southwest Bancorp, Inc. (S)	18,096	$490,583
Wilmington Trust Corp.	10,124	420,956
		40,864,066

Basic Materials (—%)
Ameron International Corp.	5,000	366,250
Chaparral Steel Co. (S)	3,860	160,537
		526,787

Biotechnology (1.3%)
Albany Molecular Research, Inc. †	126,141	1,502,339
Applera Corp.- Applied Biosystems Group	268,310	10,007,963
Diversa Corp. † (S)	80,394	748,468
Savient Pharmaceuticals, Inc. † (S)	288,100	2,192,441
		14,451,211

Broadcasting (0.2%)
Media General, Inc. Class A (S)	2,900	107,590
Sinclair Broadcast Group, Inc. Class A	191,000	1,722,820
		1,830,410

Building Materials (—%)
Lennox International, Inc.	7,300	196,808

Chemicals (2.5%)
Arch Chemicals, Inc.	8,607	287,990
FMC Corp.	54,773	3,754,689
Georgia Gulf Corp.	697,464	14,918,755
Hercules, Inc. †	27,630	502,866
Huntsman Corp. †	19,460	336,074
Lubrizol Corp. (The)	3,800	171,000
NewMarket Corp. (S)	94,280	6,062,204
Olin Corp.	8,553	147,967
PolyOne Corp. † (S)	38,200	313,240
PW Eagle, Inc. (S)	39,800	1,411,706
Valspar Corp. (S)	8,070	216,195
		28,122,686

Coal (—%)
Foundation Coal Holdings, Inc.	5,200	190,892

Commercial and Consumer Services (2.1%)
CBIZ, Inc. † (S)	47,200	332,288
Chemed Corp.	97,769	3,469,822
Consolidated Graphics, Inc. †	52,502	3,264,049
Escala Group, Inc. † (S)	26,800	135,608
infoUSA, Inc.	82,088	902,147
Jackson Hewitt Tax Service, Inc. (S)	162,812	5,633,295
MoneyGram International, Inc.	7,644	261,501
Pre-Paid Legal Services, Inc. (S)	4,340	184,233

COMMON STOCKS (98.8%)* continued

	Shares	Value

Commercial and Consumer Services continued
Spherion Corp. † (S)	106,400	$771,400
Tech Data Corp. †	211,700	8,330,395
		23,284,738

Communications Equipment (0.1%)
F5 Networks, Inc. †	3,530	233,651
Tekelec † (S)	27,400	404,150
		637,801

Computers (5.5%)
Adaptec, Inc. † (S)	147,000	665,910
ANSYS, Inc. †	9,063	416,898
Blackbaud, Inc. (S)	12,037	300,925
Brocade Communications Systems, Inc. † (S)	2,785,528	22,590,632
Catapult Communications Corp. † (S)	33,710	294,288
Checkpoint Systems, Inc. † (S)	84,800	1,544,208
Emulex Corp. †	1,256,940	23,630,471
Kronos, Inc. † (S)	38,200	1,294,980
Logitech International SA (Switzerland) † (S)	6,218	163,539
Magma Design Automation, Inc. † (S)	75,772	705,437
Micros Systems, Inc. †	85,440	4,244,659
MTS Systems Corp.	16,700	555,943
SPSS, Inc. † (S)	46,844	1,296,173
Trident Microsystems, Inc. † (S)	190,810	4,033,723
		61,737,786

Conglomerates (0.1%)
AMETEK, Inc.	7,880	367,838
Crane Co.	5,417	210,938
SPX Corp.	4,260	245,035
		823,811

Construction (0.1%)
Builders FirstSource, Inc. † (S)	31,520	498,646
Eagle Materials, Inc.	3,820	140,194
Florida Rock Industries, Inc. (S)	4,680	200,772
		839,612

Consumer Cyclicals (0.2%)
CSS Industries, Inc. (S)	16,918	531,394
Hooker Furniture Corp.	4,500	63,630
Yankee Candle Co., Inc. (The) (S)	62,608	2,119,281
		2,714,305

COMMON STOCKS (98.8%)* continued

	Shares	Value

Consumer Finance (1.0%)
Accredited Home Lenders Holding Co. † (S)	152,400	$4,663,440
AmeriCredit Corp. † (S)	81,900	2,094,183
Asta Funding, Inc. (S)	62,095	2,113,714
Encore Capital Group, Inc. † (S)	4,500	63,000
World Acceptance Corp. † (S)	51,189	2,558,938
		11,493,275

Consumer Goods (1.1%)
American Greetings Corp. Class A	6,530	156,132
Blyth Industries, Inc.	124,644	2,981,484
Chattem, Inc. †	219,810	9,324,340
Elizabeth Arden, Inc. †	3,600	62,784
		12,524,740

Consumer Services (0.9%)
Alderwoods Group, Inc. (Canada) † (S)	127,275	2,531,500
Labor Ready, Inc. †	443,710	7,769,362
		10,300,862

Distribution (—%)
BlueLinx Holdings, Inc.	30,800	330,484
Huttig Building Products, Inc. †	40,044	214,636
		545,120

Electric Utilities (0.2%)
Alliant Energy Corp. (S)	7,247	277,922
CenterPoint Energy, Inc. (S)	10,570	163,624
Great Plains Energy, Inc. (S)	17,156	558,256
OGE Energy Corp.	6,720	259,258
Puget Energy, Inc.	12,000	286,560
Westar Energy, Inc.	12,300	311,436
		1,857,056

Electrical Equipment (0.3%)
GrafTech International, Ltd. †	56,100	339,405
Insteel Industries, Inc. (S)	124,300	2,229,942
Rofin-Sinar Technologies, Inc. †	4,550	280,189
		2,849,536

Electronics (2.1%)
Ansoft Corp. † (S)	45,398	1,210,311
DSP Group, Inc. † (S)	6,570	142,700
General Cable Corp. † (S)	10,860	408,336
Greatbatch, Inc. † (S)	62,607	1,408,031
LSI Logic Corp. †	133,000	1,336,650
Methode Electronics, Inc. Class A	84,789	938,614
Omnivision Technologies, Inc. † (S)	444,391	7,296,900
QLogic Corp. †	11,478	236,217
Stoneridge, Inc. †	51,403	365,989
Synopsys, Inc. †	195,860	4,408,809

COMMON STOCKS (98.8%)* continued

	Shares	Value

Electronics continued
TriQuint Semiconductor, Inc. † (S)	522,200	$2,349,900
TTM Technologies, Inc. †	132,954	1,615,391
Varian, Inc. †	7,740	362,929
Zoran Corp. † (S)	91,800	1,277,856
		23,358,633

Energy (2.3%)
Grey Wolf, Inc. † (S)	40,300	282,100
Lone Star Technologies, Inc. †	113,236	5,467,034
NATCO Group, Inc. †	2,483	82,287
Parker Drilling Co. †	2,121,694	17,376,674
Tidewater, Inc.	3,328	165,501
Trico Marine Services, Inc. †	77,550	2,644,455
		26,018,051

Financial (1.7%)
Advanta Corp. Class B	10,790	423,400
Asset Acceptance Capital Corp. † (S)	36,962	658,293
Independent Bank Corp.	33,831	808,561
Radian Group, Inc. (S)	320,368	17,075,614
		18,965,868

Food (—%)
American Italian Pasta Co. Class A † (S)	59,300	444,157

Forest Products and Packaging (1.1%)
Albany International Corp. (S)	37,674	1,266,223
Graphic Packaging Corp. †	59,551	232,249
Louisiana-Pacific Corp. (S)	224,991	4,450,322
Neenah Paper, Inc.	9,400	346,202
Universal Forest Products, Inc.	125,140	5,678,853
		11,973,849

Gaming & Lottery (—%)
Dover Downs Gaming & Entertainment, Inc. (S)	33,300	471,861

Health Care Services (1.7%)
American Dental Partners, Inc. † (S)	52,098	1,015,911
AMICAS, Inc. †	96,342	303,477
AMN Healthcare Services, Inc. † (S)	6,455	163,247
Healthways, Inc. † (S)	8,330	352,776
Lincare Holdings, Inc. †	315,000	10,571,400
Manor Care, Inc.	63,925	3,067,761
Molina Healthcare, Inc. † (S)	1,960	76,891
Odyssey Healthcare, Inc. †	63,998	847,974
Pediatrix Medical Group, Inc. †	6,290	282,610
Sierra Health Services, Inc. † (S)	70,500	2,413,920
Universal Health Services, Inc. Class B	6,340	335,703
WellCare Health Plans, Inc. †	1,530	89,888
		19,521,558

COMMON STOCKS (98.8%)* continued

	Shares	Value

Homebuilding (—%)
NVR, Inc. † (S)	170	$95,455
Winnebago Industries, Inc.	4,100	136,489
		231,944

Household Furniture and Appliances (0.5%)
American Woodmark Corp. (S)	75,400	2,789,046
Conn’s, Inc. † (S)	4,985	119,740
Furniture Brands International, Inc. (S)	9,300	172,980
Kimball International, Inc. Class B	51,386	1,276,942
Select Comfort Corp. † (S)	42,028	898,559
Tempur-Pedic International, Inc. † (S)	6,500	128,310
		5,385,577

Insurance (10.2%)
American Financial Group, Inc.	4,955	237,146
American Physicians Capital, Inc. †	14,813	810,419
AmerUs Group Co.	324,371	22,212,926
CNA Surety Corp. †	52,513	1,068,114
Commerce Group, Inc.	142,550	4,219,480
Delphi Financial Group Class A (S)	98,250	3,856,313
Direct General Corp.	17,913	236,272
FBL Financial Group, Inc. Class A	5,400	190,890
Harleysville Group, Inc.	75,300	2,716,824
HCC Insurance Holdings, Inc. (S)	624,326	21,014,813
Hilb, Rogal & Hamilton Co.	54,299	2,167,616
Infinity Property & Casualty Corp.	53,038	2,281,695
Mercury General Corp.	897	46,438
Midland Co. (The) (S)	15,843	740,502
National Interstate Corp. (S)	23,643	666,260
Odyssey Re Holdings Corp. (S)	46,900	1,662,605
Ohio Casualty Corp.	9,438	258,884
Presidential Life Corp. (S)	4,400	103,840
Safety Insurance Group, Inc. (S)	14,093	704,791
Selective Insurance Group (S)	80,686	4,457,902
Stancorp Financial Group	89,374	4,083,498
State Auto Financial Corp.	2,625	84,341
Triad Guaranty, Inc. † (S)	136,872	7,050,277
W.R. Berkley Corp.	618,987	22,815,861
Zenith National Insurance Corp. (S)	211,707	9,848,610
		113,536,317

Investment Banking/Brokerage (1.0%)
A.G. Edwards, Inc.	9,396	536,042
Affiliated Managers Group † (S)	6,420	642,899
Eaton Vance Corp. (S)	178,454	5,539,212
IndyMac Bancorp, Inc. (S)	88,800	4,035,960
		10,754,113

COMMON STOCKS (98.8%)* continued

	Shares	Value

Leisure (—%)
K2, Inc. †	11,700	$159,822
Polaris Industries, Inc. (S)	7,033	301,153
Thor Industries, Inc. (S)	1,700	74,494
		535,469

Machinery (1.8%)
Applied Industrial Technologies, Inc. (S)	65,943	1,895,202
Cascade Corp. (S)	165,559	8,476,621
Kennametal, Inc. (S)	2,530	156,126
Manitowoc Co., Inc. (The) (S)	113,100	6,206,928
Regal-Beloit Corp.	38,400	1,898,880
Terex Corp. †	5,376	278,262
Wabtec Corp.	39,900	1,252,461
		20,164,480

Manufacturing (0.8%)
Graco, Inc. (S)	17,600	717,376
IDEX Corp.	4,730	221,837
Myers Industries, Inc.	9,600	173,952
Teleflex, Inc.	131,910	8,204,802
		9,317,967

Medical Technology (1.4%)
Bausch & Lomb, Inc.	30,707	1,644,053
Edwards Lifesciences Corp. † (S)	10,120	434,452
Hillenbrand Industries, Inc.	74,576	4,376,120
Immucor, Inc. † (S)	291,831	8,034,107
LCA-Vision, Inc. (S)	3,200	112,416
Medical Action Industries, Inc. † (S)	12,595	334,649
Mentor Corp. (S)	8,249	386,053
PerkinElmer, Inc.	14,470	309,079
Steris Corp.	1,424	34,703
		15,665,632

Metal Fabricators (—%)
USEC, Inc. (S)	37,689	420,609

Metals (4.2%)
A.M. Castle & Co.	62,787	2,099,597
AK Steel Holding Corp. † (S)	496,045	7,405,952
Cleveland-Cliffs, Inc. (S)	3,530	149,284
Quanex Corp. (S)	417,688	13,996,725
Shiloh Industries, Inc. † (S)	6,400	94,976
Steel Dynamics, Inc. (S)	391,792	23,550,617
		47,297,151

COMMON STOCKS (98.8%)* continued

	Shares	Value

Natural Gas Utilities (0.1%)
Atmos Energy Corp.	19,821	$609,099
Energen Corp. (S)	6,416	274,733
MDU Resources Group, Inc.	5,317	136,541
National Fuel Gas Co. (S)	3,804	142,270
		1,162,643

Office Equipment & Supplies (0.3%)
Herman Miller, Inc. (S)	10,310	353,427
John H. Harland Co. (S)	3,749	153,297
Steelcase, Inc.	156,957	2,600,777
		3,107,501

Oil & Gas (4.0%)
Bois d’Arc Energy, Inc. † (S)	9,300	149,544
Callon Petroleum Co. † (S)	66,285	1,019,463
Cimarex Energy Co. (S)	3,770	135,795
Comstock Resources, Inc. †	4,135	115,367
Giant Industries, Inc. † (S)	231,300	18,730,674
Harvest Natural Resources, Inc. †	180,556	2,005,977
Houston Exploration Co. † (S)	1,300	70,408
Meridian Resource Corp. †	100,220	336,739
Penn Virginia Corp.	2,200	157,410
Plains Exploration & Production Co. †	6,386	270,064
Pogo Producing Co.	6,691	299,422
St. Mary Land & Exploration Co.	181,206	6,757,172
Swift Energy Co. †	2,630	122,874
Tesoro Corp. (S)	3,038	194,250
Todco Class A † (S)	431,492	14,726,822
		45,091,981

Pharmaceuticals (5.4%)
Alpharma, Inc. Class A	382,705	8,446,299
Bradley Pharmaceuticals, Inc. † (S)	17,980	312,852
Endo Pharmaceuticals Holdings, Inc. †	96,236	2,746,575
Enzon, Inc. † (S)	88,297	755,822
King Pharmaceuticals, Inc. † (S)	828,646	13,863,248
Medicis Pharmaceutical Corp. Class A (S)	88,641	3,105,981
Mylan Laboratories, Inc.	332,238	6,810,879
New River Pharmaceuticals, Inc. † (S)	3,310	168,347
Perrigo Co.	6,730	120,400
Sciele Pharma, Inc. † (S)	46,200	1,007,622
Watson Pharmaceuticals, Inc. †	847,374	22,802,834
		60,140,859

Publishing (0.1%)
Journal Register Co.	101,700	801,396
Lee Enterprises, Inc. (S)	12,100	345,213
		1,146,609

COMMON STOCKS (98.8%)* continued

	Shares	Value

Railroads (0.1%)
GATX Corp.	19,462	$847,959

Real Estate (7.9%)
Anthracite Capital, Inc. (R)	226,043	3,236,936
Apartment Investment & Management Co. Class A (R)	1,600	91,712
CB Richard Ellis Group, Inc. Class A †	32,896	987,867
CBL & Associates Properties (R) (S)	419,046	18,324,882
Douglas Emmett, Inc. † (R) (S)	3,632	86,623
Equity Inns, Inc. (R) (S)	667,060	11,193,267
FelCor Lodging Trust, Inc. (R) (S)	337,300	7,002,348
First Industrial Realty Trust (R) (S)	16,116	740,853
Highland Hospitality Corp. (R)	708,748	9,794,897
Hospitality Properties Trust (R) (S)	190,854	9,248,785
Innkeepers USA Trust (R) (S)	63,056	1,081,410
Kite Realty Group Trust (R)	6,880	126,179
LaSalle Hotel Properties (R)	6,522	275,555
Lexington Corporate Properties Trust (R) (S)	16,217	345,422
LTC Properties, Inc. (R) (S)	104,036	2,819,376
Macerich Co. (The) (R)	545	43,791
Medical Properties Trust, Inc. (R) (S)	91,300	1,239,854
Mid-America Apartment Communities, Inc. (R) (S)	4,380	278,787
National Health Investors, Inc. (R) (S)	223,538	7,184,511
National Retail Properties, Inc. (R) (S)	95,944	2,155,862
Nationwide Health Properties, Inc. (R) (S)	96,102	2,761,971
NorthStar Realty Finance Corp. (R)	152,000	2,302,800
Omega Healthcare Investors, Inc. (R)	183,300	3,094,104
RAIT Investment Trust (R) (S)	70,328	2,114,060
Resource Capital Corp.	410	6,753
Saul Centers, Inc. (R) (S)	4,730	229,878
SL Green Realty Corp. (R) (S)	2,482	300,446
Tanger Factory Outlet Centers (R) (S)	7,823	291,798
Taubman Centers, Inc. (R)	4,215	197,684
Thornburg Mortgage, Inc. (R) (S)	1,300	33,384
Ventas, Inc. (R) (S)	5,879	229,163
		87,820,958

Regional Bells (0.1%)
Cincinnati Bell, Inc. † (S)	204,500	959,105

Restaurants (0.9%)
Denny’s Corp. †	42,492	180,591
Domino’s Pizza, Inc. (S)	331,777	9,017,699
Luby’s, Inc. †	68,704	687,727
		9,886,017

Retail (8.0%)
American Eagle Outfitters, Inc. (S)	3,360	153,888
Blair Corp.	4,953	156,020
Books-A-Million, Inc. (S)	67,400	1,347,326
Brown Shoe Co., Inc.	73,600	2,867,456

COMMON STOCKS (98.8%)* continued

	Shares	Value

Retail continued
Buckle, Inc. (The) (S)	56,172	$2,223,288
Cato Corp. (The) Class A	353,828	8,099,123
CSK Auto Corp. †	162,115	2,528,994
Dollar Tree Stores, Inc. †	179,350	5,575,992
Ingles Markets, Inc. Class A	20,023	569,454
NBTY, Inc. †	9,200	255,944
Payless ShoeSource, Inc. †	317,105	8,482,559
Perry Ellis International, Inc. †	3,480	127,229
Rent-A-Center, Inc. † (S)	415,942	11,962,492
Systemax, Inc. † (S)	56,092	609,720
Timberland Co. (The) Class A † (S)	312,844	9,025,549
Toro Co. (The)	371,911	16,051,679
Tween Brands, Inc. †	30,970	1,295,165
USANA Health Sciences, Inc. † (S)	9,000	404,280
Wilsons The Leather Experts, Inc. †	13,525	36,382
Wolverine World Wide, Inc. (S)	609,637	17,289,305
		89,061,845

Schools (1.3%)
Career Education Corp. †	643,520	14,337,626
Corinthian Colleges, Inc. †	20,500	251,125
ITT Educational Services, Inc. †	1,030	71,019
		14,659,770

Semiconductor (0.2%)
Advanced Energy Industries, Inc. †	55,055	865,465
Asyst Technologies, Inc. †	47,859	355,592
ChipMOS TECHNOLOGIES Bermuda, Ltd. (Taiwan) † (S)	19,416	113,389
Micrel, Inc. † (S)	16,350	182,466
Novellus Systems, Inc. † (S)	5,750	158,988
		1,675,900

Shipping (1.0%)
Arkansas Best Corp. (S)	66,400	2,721,072
Con-way, Inc.	8,450	398,587
General Maritime Corp. (S)	7,480	273,319
Overseas Shipholding Group (S)	115,627	7,232,469
Ryder System, Inc. (S)	3,214	169,217
Wabash National Corp. (S)	6,523	91,518
		10,886,182

Software (6.4%)
BMC Software, Inc. † #	542,555	16,444,842
Citrix Systems, Inc. †	71,203	2,102,625
Hyperion Solutions Corp. †	519,521	19,430,085
MicroStrategy, Inc. † (S)	220,847	26,358,089
Red Hat, Inc. † (S)	6,530	106,961
SYNNEX Corp. †	63,200	1,418,840
Websense, Inc. †	218,872	5,990,527
		71,851,969

COMMON STOCKS (98.8%)* continued

	Shares	Value

Staffing (0.2%)
Heidrick & Struggles International, Inc. † (S)	8,260	$337,586
Hewitt Associates, Inc. Class A †	80,800	2,022,424
		2,360,010

Technology (0.1%)
Amkor Technologies, Inc. † (S)	73,100	505,121
ON Semiconductor Corp. † (S)	29,300	182,246
		687,367

Technology Services (2.6%)
Acxiom Corp. (S)	445,070	11,015,483
BISYS Group, Inc. (The) †	106,200	1,172,448
Global Payments, Inc.	5,609	245,169
Sohu.com, Inc. (China) † (S)	54,600	1,247,064
SonicWall, Inc. †	161,406	1,694,763
Tyler Technologies, Inc. † (S)	84,600	1,200,474
United Online, Inc. (S)	960,697	12,988,623
		29,564,024

Telecommunications (2.6%)
ADTRAN, Inc. (S)	148,010	3,424,951
Brightpoint, Inc. †	16,440	198,924
CenturyTel, Inc. (S)	369,900	14,884,776
Commonwealth Telephone Enterprises, Inc.	1,392	58,269
j2 Global Communications, Inc. † (S)	117,000	3,210,480
NeuStar, Inc. Class A † (S)	3,900	113,958
Premiere Global Services, Inc. †	26,009	216,395
Syniverse Holdings, Inc. †	14,860	219,185
USA Mobility, Inc. (S)	95,800	2,431,404
UTStarcom, Inc. † (S)	376,664	4,056,671
		28,815,013

Textiles (1.5%)
Columbia Sportswear Co. (S)	196,336	10,963,402
Jones Apparel Group, Inc.	42,175	1,408,645
Kellwood Co. (S)	153,625	4,700,925
		17,072,972

Tobacco (—%)
Alliance One International, Inc. † (S)	89,600	431,872

Toys (2.3%)
Hasbro, Inc.	981,939	25,451,859

Transportation Services (0.3%)
HUB Group, Inc. Class A † (S)	89,934	2,442,607
Pacer International, Inc.	12,916	396,392
		2,838,999

COMMON STOCKS (98.8%)* continued

	Shares	Value

Trucks & Parts (2.1%)
Autoliv, Inc. (Sweden)	405,624	$23,067,837
Noble International, Ltd. (S)	41,195	733,683
		23,801,520

Waste Management (—%)
Darling International, Inc. †	21,567	92,307

Total common stocks (cost $937,867,969)		$1,104,462,528

SHORT-TERM INVESTMENTS (19.9%)*

	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.44%
and due dates ranging from November 1, 2006
to December 22, 2006 (d)	$ 215,492,275	$214,896,136
Putnam Prime Money Market Fund (e)	7,445,210	7,445,210

Total short-term investments (cost $222,341,346)		$222,341,346

TOTAL INVESTMENTS
Total investments (cost $1,160,209,315)		$1,326,803,874

* Percentages indicated are based on net assets of $1,117,703,402.

† Non-income-producing security.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2006.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at October 31, 2006.

At October 31, 2006, liquid assets totaling $9,436,770 have been designated as collateral for open futures contracts.

FUTURES CONTRACTS OUTSTANDING at 10/31/06 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	67	$5,165,700	Dec-06	$15,946
S&P MidCap 400 Index E-Mini (Long)	41	3,233,670	Dec-06	533
S&P 500 Index (Long)	3	1,037,400	Dec-06	889

Total				$17,368

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/06 (Unaudited)

ASSETS
Investment in securities, at value, including $209,742,822 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,152,764,105)	$1,319,358,664
Affiliated issuers (identified cost $7,445,210) (Note 5)	7,445,210

Cash	76

Dividends, interest and other receivables	898,037

Receivable for shares of the fund sold	752,631

Receivable for securities sold	11,672,310

Receivable for variation margin (Note 1)	17,368

Total assets	1,340,144,296

LIABILITIES
Payable for securities purchased	3,324,065

Payable for shares of the fund repurchased	1,542,961

Payable for compensation of Manager (Notes 2 and 5)	1,608,845

Payable for investor servicing and custodian fees (Note 2)	521,414

Payable for Trustee compensation and expenses (Note 2)	89,816

Payable for administrative services (Note 2)	3,953

Payable for distribution fees (Note 2)	300,152

Collateral on securities loaned, at value (Note 1)	214,896,136

Other accrued expenses	153,552

Total liabilities	222,440,894

Net assets	$1,117,703,402

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$824,880,887

Undistributed net investment income (Note 1)	406,964

Accumulated net realized gain on investments (Note 1)	125,803,624

Net unrealized appreciation of investments	166,611,927

Total — Representing net assets applicable to capital shares outstanding	$1,117,703,402

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($476,422,972 divided by 37,241,832 shares)	$12.79

Offering price per class A share
(100/94.75 of $12.79)*	$13.50

Net asset value and offering price per class B share
($189,156,618 divided by 15,805,483 shares)**	$11.97

Net asset value and offering price per class C share
($32,775,615 divided by 2,713,089 shares)**	$12.08

Net asset value and redemption price per class M share
($15,600,856 divided by 1,275,735 shares)	$12.23

Offering price per class M share
(100/96.75 of $12.23)*	$12.64

Net asset value, offering price and redemption price per class R share
($1,737,140 divided by 137,114 shares)	$12.67

Net asset value, offering price and redemption price per class Y share
($402,010,201 divided by 30,899,953 shares)	$13.01

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/06 (Unaudited)

INVESTMENT INCOME

Dividends	$ 6,340,307

Interest (including interest income of $519,326 from investments in affiliated issuers) (Note 5)	524,507

Securities lending	458,299

Total investment income	7,323,113

EXPENSES
Compensation of Manager (Note 2)	3,231,538

Investor servicing fees (Note 2)	1,713,738

Custodian fees (Note 2)	185,932

Trustee compensation and expenses (Note 2)	25,085

Administrative services (Note 2)	12,513

Distribution fees — Class A (Note 2)	566,725

Distribution fees — Class B (Note 2)	1,007,129

Distribution fees — Class C (Note 2)	160,476

Distribution fees — Class M (Note 2)	58,812

Distribution fees — Class R (Note 2)	3,748

Other	143,760

Non-recurring costs (Notes 2 and 6)	6,182

Costs assumed by Manager (Notes 2 and 6)	(6,182)

Fees waived and reimbursed by Manager (Note 5)	(12,142)

Total expenses	7,097,314

Expense reduction (Note 2)	(175,516)

Net expenses	6,921,798

Net investment income	401,315

Net realized gain on investments (Notes 1 and 3)	59,914,058

Net realized gain on futures contracts (Note 1)	774,635

Net unrealized depreciation of investments and futures contracts during the period	(45,645,092)

Net gain on investments	15,043,601

Net increase in net assets resulting from operations	$ 15,444,916

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	10/31/06*	4/30/06

Operations:
Net investment income	$401,315	$279,740

Net realized gain on investments	60,688,693	162,613,915

Net unrealized appreciation (depreciation) of investments	(45,645,092)	152,840,033

Net increase in net assets resulting from operations	15,444,916	315,733,688

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	—	(2,378,814)

Class M	—	(27,093)

Class R	—	(4,731)

Class Y	—	(2,850,412)

Net realized short-term gain on investments

Class A	—	(8,473,439)

Class B	—	(4,691,896)

Class C	—	(676,494)

Class M	—	(391,336)

Class R	—	(18,089)

Class Y	—	(7,058,166)

From net realized long-term gain on investments

Class A	—	(53,969,291)

Class B	—	(29,883,772)

Class C	—	(4,308,744)

Class M	—	(2,492,510)

Class R	—	(115,216)

Class Y	—	(44,955,087)

Redemption fees (Note 1)	1,036	4,906

Increase (decrease) from capital share transactions (Note 4)	(46,043,678)	28,884,858

Total increase (decrease) in net assets	(30,597,726)	182,328,362

NET ASSETS
Beginning of period	1,148,301,128	965,972,766

End of period (including undistributed net investment
income of $406,964 and $5,649, respectively)	$1,117,703,402	$1,148,301,128

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	return			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
October 31, 2006**	$12.60	.01(d)	.18	.19	—	—	—	—	—(e)	$12.79	1.51*	$476,423	.62* (d)	.08* (d)	32.81*
April 30, 2006	10.97	.02(d,g)	3.60	3.62	(.07)	(1.92)	—	(1.99)	—(e)	12.60	34.85	476,325	1.20(d,g)	.13(d,g)	60.27
April 30, 2005	10.16	.06(d,f)	.75	.81	—	—	—	—	—(e)	10.97	7.97	378,942	1.23(d)	.51(d,f)	70.94
April 30, 2004	7.74	.01	2.41	2.42	—	—	—	—	—	10.16	31.27	397,300	1.19	.10	134.62
April 30, 2003	10.67	—(e)	(2.78)	(2.78)	—	(.15)	—(e)	(.15)	—	7.74	(26.09)	378,331	1.17	(.01)	90.52
April 30, 2002	10.18	(.03)	.62	.59	—	(.10)	—	(.10)	—	10.67	5.82	375,990	1.10	(.31)	119.64

CLASS B
October 31, 2006**	$11.83	(.03)(d)	.17	.14	—	—	—	—	—(e)	$11.97	1.18*	$189,157	.99* (d)	(.30)* (d)	32.81*
April 30, 2006	10.42	(.07)(d,g)	3.40	3.33	—	(1.92)	—	(1.92)	—(e)	11.83	33.73	228,590	1.95(d,g)	(.61)(d,g)	60.27
April 30, 2005	9.71	(.02)(d,f)	.73	.71	—	—	—	—	—(e)	10.42	7.31	218,327	1.98(d)	(.23)(d,f)	70.94
April 30, 2004	7.46	(.06)	2.31	2.25	—	—	—	—	—	9.71	30.16	271,803	1.94	(.64)	134.62
April 30, 2003	10.37	(.06)	(2.70)	(2.76)	—	(.15)	—(e)	(.15)	—	7.46	(26.65)	272,147	1.92	(.79)	90.52
April 30, 2002	9.96	(.10)	.61	.51	—	(.10)	—	(.10)	—	10.37	5.14	360,549	1.85	(1.06)	119.64

CLASS C
October 31, 2006**	$11.94	(.03)(d)	.17	.14	—	—	—	—	—(e)	$12.08	1.17*	$32,776	.99* (d)	(.30)* (d)	32.81*
April 30, 2006	10.50	(.07)(d,g)	3.43	3.36	—	(1.92)	—	(1.92)	—(e)	11.94	33.76	34,354	1.95(d,g)	(.62)(d,g)	60.27
April 30, 2005	9.79	(.02)(d,f)	.73	.71	—	—	—	—	—(e)	10.50	7.25	29,854	1.98(d)	(.23)(d,f)	70.94
April 30, 2004	7.52	(.06)	2.33	2.27	—	—	—	—	—	9.79	30.19	35,584	1.94	(.65)	134.62
April 30, 2003	10.45	(.06)	(2.72)	(2.78)	—	(.15)	—(e)	(.15)	—	7.52	(26.64)	34,709	1.92	(.76)	90.52
April 30, 2002	10.04	(.10)	.61	.51	—	(.10)	—	(.10)	—	10.45	5.10	35,600	1.85	(1.05)	119.64

CLASS M
October 31, 2006**	$12.07	(.02)(d)	.18	.16	—	—	—	—	—(e)	$12.23	1.33*	$15,601	.87* (d)	(.18)* (d)	32.81*
April 30, 2006	10.59	(.04)(d,g)	3.46	3.42	(.02)	(1.92)	—	(1.94)	—(e)	12.07	34.05	17,785	1.70(d,g)	(.36)(d,g)	60.27
April 30, 2005	9.85	—(d,e,f)	.74	.74	—	—	—	—	—(e)	10.59	7.51	15,802	1.73(d)	.02(d,f)	70.94
April 30, 2004	7.55	(.04)	2.34	2.30	—	—	—	—	—	9.85	30.46	18,501	1.69	(.40)	134.62
April 30, 2003	10.46	(.06)	(2.70)	(2.76)	—	(.15)	—(e)	(.15)	—	7.55	(26.42)	15,789	1.67	(.54)	90.52
April 30, 2002	10.02	(.08)	.62	.54	—	(.10)	—	(.10)	—	10.46	5.41	22,563	1.60	(.81)	119.64

CLASS R
October 31, 2006**	$12.49	(.01)(d)	.19	.18	—	—	—	—	—(e)	$12.67	1.44*	$1,737	.74* (d)	(.05)* (d)	32.81*
April 30, 2006	10.92	(.03)(d,g)	3.59	3.56	(.07)	(1.92)	—	(1.99)	—(e)	12.49	34.37	1,390	1.45(d,g)	(.21)(d,g)	60.27
April 30, 2005	10.13	.02(d,f)	.77	.79	—	—	—	—	—(e)	10.92	7.80	457	1.48(d)	.16(d,f)	70.94
April 30, 2004	7.74	(.02)	2.41	2.39	—	—	—	—	—	10.13	30.88	51	1.44	(.18)	134.62
April 30, 2003†	7.67	(.01)	.08	.07	—	—	—	—	—	7.74	.91*	1	.39*	(.07)*	90.52

CLASS Y
October 31, 2006**	$12.79	.02(d)	.20	.22	—	—	—	—	—(e)	$13.01	1.72*	$402,010	.49* (d)	.20* (d)	32.81*
April 30, 2006	11.12	.05(d,g)	3.65	3.70	(.11)	(1.92)	—	(2.03)	—(e)	12.79	35.06	389,857	.95(d,g)	.38(d,g)	60.27
April 30, 2005	10.26	.08(d,f)	.78	.86	—	—	—	—	—(e)	11.12	8.38	322,592	.98(d)	.76(d,f)	70.94
April 30, 2004	7.81	.03	2.42	2.45	—	—	—	—	—	10.26	31.37	324,942.94		.31	134.62
April 30, 2003	10.73	.02	(2.79)	(2.77)	—	(.15)	—(e)	(.15)	—	7.81	(25.85)	233,163.92		.24	90.52
April 30, 2002	10.20	(.01)	.64	.63	—	(.10)	—	(.10)	—	10.73	6.20	238,866.85		(.05)	119.64

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

48	49

Financial highlights (Continued)

  * Not annualized.

 ** Unaudited.

 † For the period January 21, 2003 (commencement of operations) to April 30, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 5):

	10/31/06	4/30/06	4/30/05

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.03%

Class B	<0.01	0.03

Class C	<0.01	0.03

Class M	<0.01	0.03

Class R	0.01	0.09

Class Y	<0.01	0.03

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended April 30, 2006 (Note 6).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies, other Putnam funds and products, and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006 a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2006, the value of securities loaned amounted to $209,742,822. The fund received cash collateral of $214,896,136 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,160,317,722, resulting in gross unrealized appreciation and depreciation of $213,147,719 and $46,661,567, respectively, or net unrealized appreciation of $166,486,152.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended October 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended October 31, 2006, Putnam Management has assumed $6,182 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended October 31, 2006, the fund incurred $1,899,670 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2006, the fund’s expenses were reduced by $175,516 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $455, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the

Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $20,301 and $346 from the sale of class A and class M shares, respectively, and received $75,891 and $413 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2006, Putnam Retail Management, acting as underwriter, received $13 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $353,603,360 and $401,930,118, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At October 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 10/31/06:
Shares sold	4,696,480	$56,131,983

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,696,480	56,131,983

Shares
repurchased	(5,267,438)	(63,069,303)

Net decrease	(570,958)	$(6,937,320)

Year ended 4/30/06:
Shares sold	9,178,285	$112,536,682

Shares issued
in connection
with reinvestment
of distributions	5,496,123	62,820,686

	14,674,408	175,357,368

Shares
repurchased	(11,392,357)	(139,517,727)

Net increase	3,282,051	$35,839,641

CLASS B	Shares	Amount

Six months ended 10/31/06:
Shares sold	622,389	$ 7,022,353

Shares issued
in connection
with reinvestment
of distributions	—	—

	622,389	7,022,353

Shares
repurchased	(4,141,737)	(46,264,726)

Net decrease	(3,519,348)	$(39,242,373)

Year ended 4/30/06:
Shares sold	1,851,415	$ 21,412,487

Shares issued
in connection
with reinvestment
of distributions	3,029,753	32,630,440

	4,881,168	54,042,927

Shares
repurchased	(6,518,286)	(75,368,372)

Net decrease	(1,637,118)	$(21,325,445)

CLASS C	Shares	Amount

Six months ended 10/31/06:
Shares sold	145,872	$ 1,656,840

Shares issued
in connection
with reinvestment
of distributions	—	—

	145,872	1,656,840

Shares
repurchased	(309,828)	(3,511,827)

Net decrease	(163,956)	$(1,854,987)

Year ended 4/30/06:
Shares sold	373,734	$ 4,345,956

Shares issued
in connection
with reinvestment
of distributions	398,078	4,327,109

	771,812	8,673,065

Shares
repurchased	(738,070)	(8,584,040)

Net increase	33,742	$ 89,025

CLASS M	Shares	Amount

Six months ended 10/31/06:
Shares sold	88,298	$ 1,017,786

Shares issued
in connection
with reinvestment
of distributions	—	—

	88,298	1,017,786

Shares
repurchased	(285,794)	(3,284,945)

Net decrease	(197,496)	$(2,267,159)

Year ended 4/30/06:
Shares sold	449,356	$ 5,338,860

Shares issued
in connection
with reinvestment
of distributions	259,069	2,844,576

	708,425	8,183,436

Shares
repurchased	(727,770)	(8,427,003)

Net decrease	(19,345)	$ (243,567)

CLASS R	Shares	Amount

Six months ended 10/31/06:
Shares sold	29,485	$347,009

Shares issued
in connection
with reinvestment
of distributions	—	—

	29,485	347,009

Shares
repurchased	(3,666)	(44,055)

Net increase	25,819	$302,954

Year ended 4/30/06:
Shares sold	65,189	$790,534

Shares issued
in connection
with reinvestment
of distributions	12,162	138,036

	77,351	928,570

Shares
repurchased	(7,916)	(97,816)

Net increase	69,435	$830,754

CLASS Y	Shares	Amount

Six months ended 10/31/06:
Shares sold	4,759,676	$57,685,394

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,759,676	57,685,394

Shares
repurchased	(4,329,557)	(53,730,187)

Net increase	430,119	$3,955,207

Year ended 4/30/06:
Shares sold	8,164,798	$100,601,794

Shares issued
in connection
with reinvestment
of distributions	4,729,626	54,863,665

	12,894,424	155,465,459

Shares
repurchased	(11,436,001)	(141,771,009)

Net increase	1,458,423	$13,694,450

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended October 31, 2006, management fees paid were reduced by $12,142 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $519,326 for the period ended October 31, 2006. During the period ended October 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $110,953,253 and $115,517,761, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund’s Trustees in September 2o06, the fund received $299,511 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended October 31, 2006. The other Putnam mutual funds in this group are Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Credit Suisse First Boston, Lehman Brothers, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended October 31, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Principal Executive Officer,
Associate Treasurer, and
Compliance Liaison

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA068 239287 12/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 7237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: April 30, 2007

Date of reporting period: May 1, 2006— October 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Mid Cap Value Fund

10|31|06

Semiannual Report

PUTNAM INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam Mid Cap Value Fund

10| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	51

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Beginning in May 2006, leading economic indicators began to point toward slower growth and sparked a correction that undercut much of the market advance achieved in previous months. However, once the Federal Reserve (the Fed) halted its series of interest-rate increases in August, the combination of continued strong corporate profits and a fall in energy and commodity prices contributed to a more favorable market environment. In addition, U.S. export growth is currently strong, thanks to robust economic growth abroad. Growth in exports, combined with the effects of lower energy and commodity prices and recent stock market gains, may offset the economic impact of the housing sector’s continuing slowdown. This may set the stage for stronger domestic economic growth in 2007, which would bode well for markets going forward.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities. He currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of the Optimum Funds group.

We would also like to announce the retirement of one of your fund’s Trustees, John Mullin, an independent Trustee of the Putnam funds since 1997. We thank him for his service.

2

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended October 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Mid Cap Value Fund: seeking undervalued
companies before their potential is recognized

Hidden opportunities —and a measure of patience — are key ingredients in the investment strategy of Putnam Mid Cap Value Fund. The fund invests in stocks of midsize companies, which tend to be followed by fewer Wall Street analysts than stocks of larger companies. For firms with strong research capabilities, such as Putnam, these stocks can represent attractive opportunities. With support from a team of dedicated stock analysts, the fund’s management team seeks to identify promising midsize companies before the market recognizes their potential.

Another advantage of midsize companies is that they tend to be more agile than large companies, while offering a greater degree of stability than smaller, less mature companies. Most midsize companies have developed a solid infrastructure, including professional management and a comprehensive business plan. Most have also weathered a full economic cycle.

Because Putnam Mid Cap Value Fund is managed in the value style, its managers also take another important factor into consideration: The stocks they purchase must be attractively priced in relation to the company’s earnings and growth potential. A value stock’s price may be low because the company’s potential is being underestimated or because the company is in an industry that is currently out of favor with investors. Often, companies in the portfolio are undergoing positive changes that may improve their earnings and growth potential. Catalysts for change can include restructuring, introduction of new products, new management, acquisitions, or streamlining of operations to cut costs.

Of course, such changes can take time. As noted in the fund’s first annual report to shareholders in April 2000, “Once the stock is in the portfolio, patience is called for while waiting for the positive change that can lift the stock’s share price. Accordingly, investors should understand that this fund is most appropriate for those with long-term investment horizons.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Value investing seeks under-priced stocks, but there is no guarantee that a stock’s price will rise.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change They focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality They look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Mid Cap Value Fund holdings have spanned industries over time.

Putnam Mid Cap Value Fund seeks capital appreciation by employing a strategy of identifying undervalued, high-quality companies among the market’s mid-capitalization offerings. The fund targets smaller companies that have recently grown to midsize and larger companies in industries that have recently fallen out of favor. Current income is a secondary objective.

Highlights

• For the six months ended October 31, 2006, Putnam Mid Cap Value Fund’s class A shares returned 1.13% without sales charges.

• The fund’s benchmark, the Russell Midcap Value Index, returned 6.10% .

• The average return for the fund’s Lipper category, Mid-Cap Value Funds, was 2.66% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance Total return for class A shares for periods ended 10/31/06

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

Life of fund (inception: 11/1/99)	14.31%	13.44%	155.29%	141.91%

5 years	13.40	12.17	87.51	77.59

3 years	15.90	13.83	55.68	47.51

1 year	18.84	12.60	18.84	12.60

6 months	—	—	1.13	–4.17

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may apply.

6

Report from the fund managers

The period in review

While stock selection in the consumer cyclicals and technology sectors contributed positively to performance during the semiannual period, our weightings in several other sectors hindered the fund’s results and led to the fund’s underperformance of both its benchmark and the average for its Lipper category. Compared to the benchmark, the fund was overweighted in energy stocks, and was affected by the sector’s weakness when energy prices fell in conjunction with growing concerns about the health of the economy. Conversely, the fund’s underweight position in real estate investment trusts (REITs), which outperformed the overall index, limited the fund’s ability to benefit from their appreciation during the period. Given an uncertain economic and market environment, investors became more attracted to the defensive nature of these securities. Utilities stocks were also buoyed by this trend, but the fund was underweighted in this sector as well. We nevertheless believe that from a long-term perspective, these underweights were appropriate decisions at the time since they enabled us to focus fund assets on other sectors that we believe have the potential to deliver stronger performance.

Market overview

The six-month period covered by this report was marked by uncertainty about the direction of the economy. The Fed continued to raise short-term interest rates through the end of June, but then paused at its subsequent meetings in August, September, and October. In his July testimony before Congress, new Fed Chairman Ben Bernanke contended that slowing economic growth would temper the core inflation that had started to rise in the second quarter of 2006, in part due to high energy prices. Investors were left to ascertain the direction of the economy against a backdrop of a softening housing market — one of the main drivers of economic growth during the past few years — and sustained high levels of consumer debt. As the period progressed, core inflation receded

7

somewhat and employment reports were rather weak, lending credence to the Fed’s theory that the economy might slow enough to dissuade the Fed from resuming its tightening program in the near term.

Despite the underlying uncertainty about the economy, the equity markets rose steadily, largely buoyed by corporate profits that remained quite healthy by historical standards. Companies used these profits to reward investors and further fueled the economy by increasing their capital spending, boosting dividends, and initiating share-repurchase programs that helped support share prices. In addition, with corporate sales and profit margins nearing peak levels and companies boasting healthy balance sheets, many firms looked to consolidate through mergers and acquisitions. By doing so, the companies hoped to bolster their growth, improve their competitive positioning, or achieve some combination of the two. Although share prices continue to rise, we were able to find attractive investment opportunities among mid-cap companies throughout the period.

Strategy overview

We continued to focus on bottom-up stock picking, believing that security selection should help the fund outperform its benchmark over time. With profit margins approaching peak levels and underlying uncertainty about the future direction of the economy, we

Market sector performance These indexes provide an overview of performance in different market sectors for the six months ended 10/31/06.

Equities

Russell Midcap Value Index (midsize-company value stocks)	6.10%

Russell Midcap Growth Index (midsize-company growth stocks)	–0.58%

Russell 2000 Index (small-company stocks)	0.90%

S&P 500 Index (broad stock market)	6.11%

Bonds

Lehman Aggregate Bond Index (broad bond market)	4.60%

Lehman Credit Index (corporate bonds)	5.31%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	4.67%

8

looked for attractively valued stocks of companies that offered an internal catalyst that could help them grow profits regardless of the economic backdrop. Otherwise, we searched out opportunities along the mid-cap value continuum that fell into three broad categories. First, we invested in out-of-favor stocks of companies with compelling turnaround stories. Second, we liked companies with improving business fundamentals whose stocks were selling at cheap valuations that did not reflect the firms’ earnings growth potential. Third, we selected reasonably priced shares of corporations offering strong future business prospects. Overall, we balanced our approach to ensure we followed your fund’s mid-cap value mandate.

As we’ve done previously, we scoured the mid-cap universe for attractive value opportunities across all industry sectors and did not restrict our selections to stocks that are part of the benchmark. The fund’s overweight position in the energy sector dampened relative returns, because energy prices fell at the same time that concerns arose about the health of the worldwide economy going forward. However, we continued to feel that the imbalance between supply and demand — particularly among companies in the natural gas industry —provided a solid underpinning for many of these stocks over the long term. While many investors gravitated toward the defensive attributes of REITs and utilities — including high

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

dividend yields and predictable earnings — we underweighted these areas to pursue what we felt were better alternatives elsewhere.

Your fund’s holdings

As noted earlier, the weakness of your fund’s energy holdings was a key factor in the fund’s underperformance relative to its benchmark. Investors became less enamored with energy shares as oil, gasoline, and natural gas prices pulled back from historically high levels, inventories grew, and concerns arose about the strength of the global economy. Among the stocks that suffered was National Oilwell Varco, which services oil and natural gas companies by supplying parts and equipment for drilling rigs. However, we have maintained the fund’s position because we believe the company is poised to benefit from a combination of continued demand and underinvestment in new capacity in recent years. Coal supplier CONSOL Energy also slipped, as coal became a less attractive alternative when other energy prices fell. Other investments that dampened performance included an overweight in Omnicare, which manages pharmacies for nursing homes. The stock suffered from uncertainty about how changes in reimbursement might influence the company’s future earnings. In our opinion, Omnicare has solid business fundamentals and could benefit from synergies resulting from a recent

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 10/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Whirlpool Corp. (3.0%)	Household furniture and appliances

McAfee, Inc. (2.7%)	Software

OfficeMax, Inc. (2.6%)	Retail

Interpublic Group of Companies, Inc. (The) (2.5%)	Media

Alberto-Culver Co. (2.3%)	Consumer goods

Liz Claiborne, Inc. (2.2%)	Textiles

Terex Corp. (2.1%)	Machinery

Jabil Circuit, Inc. (1.9%)	Electronics

Ross Stores, Inc. (1.9%)	Retail

CB Richard Ellis Group, Inc. Class A (1.8%)	Real estate

10

acquisition, so we have maintained the fund’s position. An out-of-benchmark position in electronics contract manufacturer Jabil Circuit declined after the company missed its second-quarter earnings target. Furthermore, trucking company Con-way — another investment not included in the benchmark —and specialty chemicals provider Chemtura both declined after the firms lost customers when they tried unsuccessfully to raise their prices. In spite of the difficulties encountered by these three companies, we continued to hold Jabil, Con-Way, and Chemtura.

On the positive side, your fund’s performance relative to the benchmark was bolstered by strong stock selection in the consumer cyclicals area. There, our overweight position in office products retailer OfficeMax was a key contributor. The stock recovered as the company’s new management team implemented a turnaround plan. Other consumer cyclical stocks on the rebound included out-of-benchmark clothing retailer Abercrombie & Fitch, which overcame concerns that the company was carrying too much inventory, and toy manufacturer Mattel. Mattel bounced back from oversold levels after sales of its Barbie dolls showed signs of improving at the same time that demand for the company’s other products remained relatively strong. In the capital goods group, our overweight in crane manufacturer Terex also helped, after the company proved resilient to worries that an  economic downturn would hurt business. Finally, out-of-benchmark technology company Logitech, which manufactures peripheral equipment for use with computers, benefited from new product introductions, strong demand for laptop computers, and consumers’ increased interest in the company’s wireless peripheral products.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

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The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

While the uncertainty that marked the markets during the past six months didn’t keep stocks from generally rising, it clouds our outlook for the second half of the fiscal year. Significant questions remain about the direction of the economy, inflation, and future Fed interest-rate policy. Given this ambiguity, we intend to construct the portfolio one stock at a time, rather than allowing macroeconomic predictions to determine the portfolio weightings. To that end, we plan to look for attractively valued stocks of companies with some sort of internal catalyst that will help them remain immune to the vagaries of the economy.

Our approach will continue to revolve around the long-term prospects of individual companies more than developments in the economy and the markets over the short term. While the performance of the overall market will be influenced by many factors, we will use fundamental research and analysis to create a diversified portfolio of companies that we believe have the potential to increase in value over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater fluctuations in the value of your investment. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

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Your fund’s performance

This section shows your fund’s performance for periods ended October 31, 2006, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	155.29%	141.91%	142.31%	142.31%	142.22%	142.22%	146.60%	138.51%	150.98%	158.15%
Annual average	14.31	13.44	13.47	13.47	13.46	13.46	13.75	13.21	14.04	14.50

5 years	87.51	77.59	80.61	78.61	80.58	80.58	82.79	76.79	85.14	89.61
Annual average	13.40	12.17	12.55	12.30	12.55	12.55	12.82	12.07	13.11	13.65

3 years	55.68	47.51	52.20	49.20	52.20	52.20	53.40	48.44	54.46	56.88
Annual average	15.90	13.83	15.03	14.27	15.03	15.03	15.33	14.07	15.59	16.20

1 year	18.84	12.60	17.95	12.95	17.95	16.95	18.24	14.40	18.52	19.14

6 months	1.13	–4.17	0.78	–4.22	0.71	–0.29	0.83	–2.48	0.95	1.25

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC in the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expense, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Fund price and distribution* information

For the six-month period ended 10/31/06

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

4/30/06	$15.91	$16.79	$15.46	$15.47	$15.63	$16.16	$15.77	$15.94

10/31/06	16.09	16.98	15.58	15.58	15.76	16.29	15.92	16.14

* The fund did not make any distributions during the period.

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Comparative index returns

For periods ended 10/31/06

		Lipper Mid-Cap
	Russell Midcap	Value Funds
	Value Index	category average*

Life of fund	146.35%	137.91%
Annual average	13.75	12.95

5 years	123.33	100.88
Annual average	17.43	14.71

3 years	72.44	56.37
Annual average	19.92	16.00

1 year	20.51	16.81

6 months	6.10	2.66

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-year, 3-year, 5-year, and life-of-fund periods ended 10/31/06, there were 300, 283, 215, 152, and 83 funds, respectively, in this Lipper category.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	141.96%	129.28%	129.87%	129.87%	129.79%	129.79%	133.92%	126.26%	138.05%	144.72%
Annual average	13.62	12.74	12.78	12.78	12.78	12.78	13.07	12.52	13.35	13.81

5 years	83.21	73.57	76.63	74.63	76.60	76.60	78.94	73.05	81.00	85.30
Annual average	12.87	11.66	12.05	11.80	12.05	12.05	12.34	11.59	12.60	13.13

3 years	57.35	49.08	53.91	50.91	53.91	53.91	55.09	50.02	56.24	58.57
Annual average	16.31	14.24	15.46	14.70	15.46	15.46	15.75	14.48	16.04	16.61

1 year	8.48	2.79	7.74	2.93	7.67	6.71	7.96	4.46	8.24	8.78

6 months	–1.99	–7.13	–2.38	–7.26	–2.38	–3.35	–2.22	–5.38	–2.14	–1.86

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Mid Cap Value Fund from May 1, 2006, to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.08	$ 9.87	$ 9.87	$ 8.61	$ 7.34	$ 4.82

Ending value (after expenses)	$1,011.30	$1,007.80	$1,007.10	$1,008.30	$1,009.50	$1,012.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2006, use the calculation method below. To find the value of your investment on May 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 05/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.11	$ 9.91	$ 9.91	$ 8.64	$ 7.38	$ 4.84

Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,016.64	$1,017.90	$1,020.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Average annualized expense
ratio for Lipper peer group*	1.35%	2.10%	2.10%	1.85%	1.60%	1.10%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Mid Cap Value Fund	64%	89%	84%	45%	53%

Lipper Mid-Cap Value Funds
category average	79%	90%	74%	82%	102%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on April 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 10/31/06.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Small- and Mid-Cap Value Team. James Polk and Edward Shadek are Portfolio Leaders of the fund. The Portfolio Leaders coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small- and Mid-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leaders have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

Trustee and Putnam employee fund ownership

As of October 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 142,000	$ 92,000,000

Putnam employees	$7,343,000	$427,000,000

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Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $2,300,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leaders

Edward Shadek is also a Portfolio Leader of Putnam Small Cap Value Fund.

James Polk and Edward Shadek may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leaders

Your fund’s Portfolio Leaders did not change during the year ended October 31, 2006.

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Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of October 31, 2006, and October 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 10/31/05.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC. Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Russell 2000 Index is an unmanaged index of the 2,000 smallest companies in the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell Midcap Value Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 34th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective

25

management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

26

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Mid-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

15th	61st	45th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 263, 214, and 139 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Mid-Cap Value Funds category for the one- and five-year periods ended September 30, 2006, were 56% and 61%, respectively. Over the one- and five-year periods ended September 30, 2006, the fund ranked 160 out of 286 and 92 out of 151, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

27

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

28

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

29

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

30

The fund’s portfolio 10/31/06 (Unaudited)

COMMON STOCKS (99.5%)*

	Shares	Value

Aerospace and Defense (1.3%)
L-3 Communications Holdings, Inc.	149,800	$12,061,896

Banking (9.8%)
City National Corp.	199,900	13,305,344
Colonial Bancgroup, Inc.	460,800	10,985,472
Comerica, Inc.	126,500	7,361,035
Compass Bancshares, Inc.	184,800	10,396,848
Cullen/Frost Bankers, Inc. (S)	180,200	9,759,632
First Citizens BancShares, Inc. Class A	82,200	15,437,160
TCF Financial Corp.	364,800	9,495,744
Webster Financial Corp.	290,700	14,046,624
Zions Bancorp.	50,270	4,041,708
		94,829,567

Building Materials (1.5%)
Sherwin-Williams Co. (The)	250,700	14,848,961

Chemicals (0.7%)
Chemtura Corp.	831,200	7,131,696

Coal (0.5%)
CONSOL Energy, Inc. (S)	128,400	4,544,076

Communications Equipment (1.1%)
Avaya, Inc. † (S)	811,100	10,390,191

Computers (1.5%)
Logitech International SA (Switzerland) † (S)	537,892	14,147,083

Consumer Goods (4.4%)
Alberto-Culver Co.	427,695	21,731,183
Clorox Co.	116,800	7,540,608
Newell Rubbermaid, Inc.	455,100	13,097,778
		42,369,569

Distribution (0.3%)
W.W. Grainger, Inc.	45,477	3,309,816

Electric Utilities (6.3%)
Ameren Corp. (S)	78,200	4,230,620
American Electric Power Co., Inc.	222,100	9,201,603
Edison International	293,100	13,025,364
Energy East Corp. (S)	196,500	4,776,915
PG&E Corp.	155,300	6,699,642
PPL Corp.	228,800	7,898,176
Progress Energy, Inc. (S)	119,280	5,486,880
Wisconsin Energy Corp.	196,900	9,045,586
		60,364,786

31

COMMON STOCKS (99.5%)* continued

	Shares	Value

Electrical Equipment (1.4%)
WESCO International, Inc. † (S)	206,000	$13,445,620

Electronics (4.6%)
Amphenol Corp. Class A	129,400	8,786,260
Avnet, Inc. †	721,800	17,092,224
Jabil Circuit, Inc. (S)	645,400	18,529,434
		44,407,918

Energy (2.6%)
National-Oilwell Varco, Inc. †	270,900	16,362,360
Pride International, Inc. †	297,500	8,213,975
		24,576,335

Financial (3.1%)
Assurant, Inc. (S)	288,400	15,187,144
Nasdaq Stock Market, Inc. (The) †	410,300	14,660,019
		29,847,163

Health Care Services (5.1%)
AmerisourceBergen Corp.	252,200	11,903,840
DaVita, Inc. †	169,700	9,440,411
Omnicare, Inc. (S)	369,300	13,989,084
Triad Hospitals, Inc. †	362,400	13,419,672
		48,753,007

Household Furniture and Appliances (3.0%)
Whirlpool Corp.	330,700	28,747,751

Insurance (2.3%)
Everest Re Group, Ltd. (Barbados)	127,900	12,685,122
Phoenix Companies, Inc. (The)	584,300	9,255,312
		21,940,434

Investment Banking/Brokerage (3.8%)
Bear Stearns Cos., Inc. (The)	63,700	9,640,995
Nuveen Investments, Inc. Class A	265,900	13,108,870
Waddell & Reed Financial, Inc. Class A (S)	562,100	14,333,550
		37,083,415

Machinery (2.1%)
Terex Corp. †	388,200	20,093,232

Media (2.5%)
Interpublic Group of Companies, Inc. (The) † (S)	2,239,800	24,436,218

Metals (3.1%)
Freeport-McMoRan Copper & Gold, Inc. Class B	251,600	15,216,768
United States Steel Corp.	219,800	14,858,480
		30,075,248

32

COMMON STOCKS (99.5%)* continued

	Shares	Value

Natural Gas Utilities (1.6%)
Equitable Resources, Inc.	188,500	$7,638,020
National Fuel Gas Co.	202,300	7,566,020
		15,204,040

Oil & Gas (4.4%)
EOG Resources, Inc.	96,200	6,400,186
Hess Corp.	116,900	4,956,560
Newfield Exploration Co. †	427,200	17,425,488
Questar Corp.	166,800	13,590,864
		42,373,098

Pharmaceuticals (1.0%)
Mylan Laboratories, Inc.	447,500	9,173,750

Power Producers (1.3%)
AES Corp. (The) †	568,600	12,503,514

Real Estate (10.8%)
CB Richard Ellis Group, Inc. Class A †	588,000	17,657,640
CBL & Associates Properties (R)	174,600	7,635,258
Colonial Properties Trust (R)	244,900	12,340,511
Douglas Emmett, Inc. † (R)	204,975	4,888,654
Equity Office Properties Trust (R)	159,100	6,761,750
General Growth Properties, Inc. (R)	320,500	16,633,950
Hospitality Properties Trust (R)	318,900	15,453,894
Host Marriott Corp. (R)	583,200	13,448,592
Thornburg Mortgage, Inc. (R) (S)	371,900	9,550,392
		104,370,641

Retail (10.5%)
Abercrombie & Fitch Co. Class A	89,700	6,875,505
Office Depot, Inc. †	213,000	8,943,870
OfficeMax, Inc.	531,600	25,293,528
RadioShack Corp.	775,800	13,840,272
Rite Aid Corp. † (S)	3,125,100	14,625,468
Ross Stores, Inc.	614,800	18,093,564
Timberland Co. (The) Class A †	454,425	13,110,161
		100,782,368

Shipping (1.2%)
Con-way, Inc.	255,380	12,046,275

Software (2.7%)
McAfee, Inc. †	912,900	26,410,197

Technology Services (0.6%)
Computer Sciences Corp. †	116,200	6,141,170

33

COMMON STOCKS (99.5%)* continued

		Shares	Value

Textiles (2.2%)
Liz Claiborne, Inc.		495,400	$20,891,018

Toys (1.1%)
Mattel, Inc.		463,900	10,498,057

Trucks & Parts (1.1%)
Autoliv, Inc. (Sweden)		193,200	10,987,284

Total common stocks (cost $793,116,561)			$958,785,394

PURCHASED OPTIONS OUTSTANDING (—%)*

	Contract	Expiration date/
	amount	strike price	Value

McAfee, Inc. (Put)	$182,580	Nov 06/22.50	$1,826
Omnicare, Inc. (Put)	23,930	Dec 06/40.00	66,781
Terex Corp. (Put)	37,000	Nov 06/50.00	39,035

Total purchased options outstanding (cost $117,891)			$107,642

SHORT-TERM INVESTMENTS (10.1%)*

		Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 5.27% to 5.44%
and due dates ranging from November 1, 2006
to December 22, 2006 (d)		$84,914,356	$84,679,448
Putnam Prime Money Market Fund (e)		12,615,410	12,615,410

Total short-term investments (cost $97,294,858)			$97,294,858

TOTAL INVESTMENTS
Total investments (cost $890,529,310)			$1,056,187,894

* Percentages indicated are based on net assets of $963,400,145.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at October 31, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At October 31, 2006, liquid assets totaling $19,579,571 have been designated as collateral for open written options contracts.

34

WRITTEN OPTIONS OUTSTANDING at 10/31/06 (premiums received $985,862) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

CONSOL Energy, Inc. (Call)	$ 20,850	Nov 06/38.28	$9,626
EOG Resources, Inc. (Call)	9,620	Nov 06/72.56	3,633
McAfee, Inc.(Call)	182,580	Nov 06/25.00	741,274
McAfee, Inc. (Put)	182,580	Nov 06/25.00	12,781
Newfield Exploration, Co. (Call)	42,720	Nov 06/42.65	29,904
Omnicare, Inc. (Call)	23,930	Dec 06/45.00	2,970
Omnicare, Inc. (Put)	23,930	Dec 06/45.00	166,718
Pride International, Inc. (Call)	29,750	Nov 06/30.54	7,273
Terex Corp. (Call)	37,000	Nov 06/55.00	24,790
Terex Corp. (Put)	37,000	Dec 06/55.00	139,305

Total			$1,138,274

The accompanying notes are an integral part of these financial statements.

35

Statement of assets and liabilities 10/31/06 (Unaudited)

ASSETS

Investment in securities, at value, including $80,852,088 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $877,913,900)	$1,043,572,484
Affiliated issuers (identified cost $12,615,410) (Note 5)	12,615,410

Dividends, interest and other receivables	801,612

Receivable for shares of the fund sold	707,641

Receivable for securities sold	11,881,865

Total assets	1,069,579,012

LIABILITIES

Payable to subcustodian (Note 2)	707,735

Payable for securities purchased	15,062,329

Payable for shares of the fund repurchased	2,104,165

Payable for compensation of Manager (Notes 2 and 5)	1,529,822

Payable for investor servicing and custodian fees (Note 2)	379,901

Payable for Trustee compensation and expenses (Note 2)	62,229

Payable for administrative services (Note 2)	3,249

Payable for distribution fees (Note 2)	377,078

Written options outstanding, at value (premiums received $985,862) (Notes 1 and 3)	1,138,274

Collateral on securities loaned, at value (Note 1)	84,679,448

Other accrued expenses	134,637

Total liabilities	106,178,867

Net assets	$963,400,145

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$703,108,894

Undistributed net investment income (Note 1)	790,927

Accumulated net realized gain on investments (Note 1)	93,994,152

Net unrealized appreciation of investments	165,506,172

Total — Representing net assets applicable to capital shares outstanding	$963,400,145

(Continued on next page)

36

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($619,722,608 divided by 38,520,512 shares)	$16.09

Offering price per class A share
(100/94.75 of $16.09)*	$16.98

Net asset value and offering price per class B share
($239,143,072 divided by 15,351,396 shares)**	$15.58

Net asset value and offering price per class C share
($40,486,942 divided by 2,597,973 shares)**	$15.58

Net asset value and redemption price per class M share
($13,888,270 divided by 881,232 shares)	$15.76

Offering price per class M share
(100/96.75 of $15.76)*	$16.29

Net asset value, offering price and redemption price per class R share
($3,852,464 divided by 241,930 shares)	$15.92

Net asset value, offering price and redemption price per class Y share
($46,306,789 divided by 2,868,423 shares)	$16.14

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

37

Statement of operations Six months ended 10/31/06 (Unaudited)

INVESTMENT INCOME

Dividends	$6,896,126

Interest (including interest income of $380,690
from investments in affiliated issuers) (Note 5)	365,409

Securities lending	68,748

Total investment income	7,330,283

EXPENSES

Compensation of Manager (Note 2)	3,086,719

Investor servicing fees (Note 2)	1,179,865

Custodian fees (Note 2)	76,129

Trustee compensation and expenses (Note 2)	26,095

Administrative services (Note 2)	11,720

Distribution fees — Class A (Note 2)	745,365

Distribution fees — Class B (Note 2)	1,239,499

Distribution fees — Class C (Note 2)	192,553

Distribution fees — Class M (Note 2)	50,550

Distribution fees — Class R (Note 2)	8,218

Other	127,068

Non-recurring costs (Notes 2 and 6)	5,271

Costs assumed by Manager (Notes 2 and 6)	(5,271)

Fees waived and reimbursed by Manager (Note 5)	(8,801)

Total expenses	6,734,980

Expense reduction (Note 2)	(155,100)

Net expenses	6,579,880

Net investment income	750,403

Net realized gain on investments (Notes 1 and 3)	54,878,352

Net realized loss on futures contracts (Note 1)	(778,852)

Net unrealized depreciation of investments, futures contracts
and written options during the period	(47,212,552)

Net gain on investments	6,886,948

Net increase in net assets resulting from operations	$7,637,351

The accompanying notes are an integral part of these financial statements.

38

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	10/31/06*	4/30/06

Operations:
Net investment income	$750,403	$ 289,315

Net realized gain on investments	54,099,500	89,346,509

Net unrealized appreciation (depreciation) of investments	(47,212,552)	129,442,131

Net increase in net assets resulting from operations	7,637,351	219,077,955

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	—	(417,188)

Class R	—	(1,787)

Class Y	—	(114,255)

Net realized short-term gain on investments

Class A	—	(6,168,545)

Class B	—	(3,094,909)

Class C	—	(416,442)

Class M	—	(147,718)

Class R	—	(16,837)

Class Y	—	(435,140)

From net realized long-term gain on investments

Class A	—	(52,312,022)

Class B	—	(26,246,209)

Class C	—	(3,531,610)

Class M	—	(1,252,713)

Class R	—	(142,781)

Class Y	—	(3,690,186)

Redemption fees (Note 1)	956	3,087

Increase (decrease) from capital share transactions (Note 4)	(38,452,613)	77,702,282

Total increase (decrease) in net assets	(30,814,306)	198,794,982

NET ASSETS

Beginning of period	994,214,451	795,419,469

End of period (including undistributed net investment
income of $790,927 and $40,524, respectively)	$963,400,145	$994,214,451

* Unaudited

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
October 31, 2006**	$15.91	.03(d)	.15	.18	—	—	—	—(g)	$16.09	1.13*	$619,723	.61*(d)	.19*(d)	36.64*
April 30, 2006	13.88	.04(d,e)	3.70	3.74	(.01)	(1.70)	(1.71)	—(g)	15.91	28.18	614,761	1.22(d,e)	.28(d,e)	63.63
April 30, 2005	12.53	.03(d,f)	1.51	1.54	—(g)	(.19)	(.19)	—(g)	13.88	12.31	455,115	1.30(d)	.21(d,f)	88.96
April 30, 2004	9.67	.05	2.82	2.87	(.01)	—	(.01)	—	12.53	29.72	378,117	1.28	.46	83.90
April 30, 2003	12.00	.05	(2.17)	(2.12)	(.06)	(.15)	(.21)	—	9.67	(17.67)	293,124	1.28	.54	44.93
April 30, 2002	10.71	.05	1.37	1.42	(.08)	(.05)	(.13)	—	12.00	13.40	298,662	1.24	.38	52.73

CLASS B
October 31, 2006**	$15.46	(.03)(d)	.15	.12	—	—	—	—(g)	$15.58	.78*	$239,143	.98*(d)	(.18)*(d)	36.64*
April 30, 2006	13.62	(.07)(d,e)	3.61	3.54	—	(1.70)	(1.70)	—(g)	15.46	27.18	276,306	1.97(d,e)	(.46)(d,e)	63.63
April 30, 2005	12.39	(.07)(d,f)	1.49	1.42	—	(.19)	(.19)	—(g)	13.62	11.47	259,429	2.05(d)	(.52)(d,f)	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	12.39	28.79	271,485	2.03	(.28)	83.90
April 30, 2003	11.96	(.02)	(2.17)	(2.19)	—(g)	(.15)	(.15)	—	9.62	(18.28)	228,248	2.03	(.22)	44.93
April 30, 2002	10.70	(.04)	1.37	1.33	(.02)	(.05)	(.07)	—	11.96	12.50	263,306	1.99	(.40)	52.73

CLASS C
October 31, 2006**	$15.47	(.03)(d)	.14	.11	—	—	—	—(g)	$15.58	.71*	$40,487	.98*(d)	(.19)*(d)	36.64*
April 30, 2006	13.62	(.07)(d,e)	3.62	3.55	—	(1.70)	(1.70)	—(g)	15.47	27.26	39,800	1.97(d,e)	(.47)(d,e)	63.63
April 30, 2005	12.39	(.07)(d,f)	1.49	1.42	—	(.19)	(.19)	—(g)	13.62	11.47	30,903	2.05(d)	(.52)(d,f)	88.96
April 30, 2004	9.62	(.03)	2.80	2.77	—	—	—	—	12.39	28.79	30,149	2.03	(.29)	83.90
April 30, 2003	11.96	(.02)	(2.17)	(2.19)	—(g)	(.15)	(.15)	—	9.62	(18.29)	25,611	2.03	(.22)	44.93
April 30, 2002	10.69	(.04)	1.38	1.34	(.02)	(.05)	(.07)	—	11.96	12.56	30,286	1.99	(.39)	52.73

CLASS M
October 31, 2006**	$15.63	(.01)(d)	.14	.13	—	—	—	—(g)	$15.76	.83*	$13,888	.86*(d)	(.06)*(d)	36.64*
April 30, 2006	13.71	(.03)(d,e)	3.65	3.62	—	(1.70)	(1.70)	—(g)	15.63	27.61	14,075	1.72(d,e)	(.21)(d,e)	63.63
April 30, 2005	12.44	(.04)(d,f)	1.50	1.46	—	(.19)	(.19)	—(g)	13.71	11.74	13,306	1.80(d)	(.28)(d,f)	88.96
April 30, 2004	9.64	—(g)	2.80	2.80	—	—	—	—	12.44	29.05	12,513	1.78	(.03)	83.90
April 30, 2003	11.97	—(g)	(2.16)	(2.16)	(.02)	(.15)	(.17)	—	9.64	(18.04)	10,478	1.78	.03	44.93
April 30, 2002	10.70	(.01)	1.37	1.36	(.04)	(.05)	(.09)	—	11.97	12.79	14,159	1.74	(.15)	52.73

CLASS R
October 31, 2006**	$15.77	.01(d)	.14	.15	—	—	—	—(g)	$15.92	.95*	$3,852	.73*(d)	.06*(d)	36.64*
April 30, 2006	13.81	(.01)(d,e)	3.69	3.68	(.02)	(1.70)	(1.72)	—(g)	15.77	27.86	2,959	1.47(d,e)	(.03)(d,e)	63.63
April 30, 2005	12.50	(.03)(d,f)	1.54	1.51	(.01)	(.19)	(.20)	—(g)	13.81	12.06	345	1.55(d)	(.18)(d,f)	88.96
April 30, 2004	9.67	.03	2.82	2.85	(.02)	—	(.02)	—	12.50	29.43	15	1.53	.21	83.90
April 30, 2003†	9.00	—(g)	.67	.67	—	—	—	—	9.67	7.44*	1	.13*	.02*	44.93

CLASS Y
October 31, 2006**	$15.94	.05(d)	.15	.20	—	—	—	—(g)	$16.14	1.25*	$46,307	.48*(d)	.32*(d)	36.64*
April 30, 2006	13.90	.08(d,e)	3.71	3.79	(.05)	(1.70)	(1.75)	—(g)	15.94	28.50	46,314	.97(d,e)	.52(d,e)	63.63
April 30, 2005	12.55	.06(d,f)	1.51	1.57	(.03)	(.19)	(.22)	—(g)	13.90	12.53	36,322	1.05(d)	.45(d,f)	88.96
April 30, 2004	9.68	.08	2.83	2.91	(.04)	—	(.04)	—	12.55	30.06	24,872	1.03	.71	83.90
April 30, 2003	12.00	.08	(2.17)	(2.09)	(.08)	(.15)	(.23)	—	9.68	(17.44)	15,852	1.03	.79	44.93
April 30, 2002††	12.34	—(g)	(.34)	(.34)	—	—	—	—	12.00	(2.76)*	17,236	.08*	—*(h)	52.73

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

†For the period April 1, 2003 (commencement of operations) to April 30, 2003.

††For the period April 2, 2002 (commencement of operations) to April 30, 2002.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Note 5):

	10/31/06	4/30/06	4/30/05

Class A	<0.01%	<0.01%	<0.01%

Class B	<0.01	<0.01	<0.01

Class C	<0.01	<0.01	<0.01

Class M	<0.01	<0.01	<0.01

Class R	<0.01	<0.01	<0.01

Class Y	<0.01	<0.01	<0.01

(e) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended April 30, 2006 (Note 6).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices. As a result, the expenses of each class reflect a reduction of the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(g) Amount represents less than $0.01 per share.

(h) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

42

Notes to financial statements 10/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Mid Cap Value Fund (the “fund”) is one of a series of Putnam Investment Funds (the “trust”), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of midsize companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006 a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case

43

of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed

44

amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

F) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2006, the value of securities loaned amounted to $80,852,088. The fund received cash collateral of $84,679,448 which is pooled with collateral of other Putnam funds into 42 issues of high grade short-term investments.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $891,055,784, resulting in gross unrealized appreciation and depreciation of $175,748,198 and $10,616,088, respectively, or net unrealized appreciation of $165,132,110.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

45

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through April 30, 2007, to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the six months ended October 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the six months ended October 31, 2006, Putnam Management has assumed $5,271 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the six months ended October 31, 2006, the fund incurred $1,255,994 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2006, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended October 31, 2006, the fund’s expenses were reduced by $155,100 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $426, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

46

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended October 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $37,402 and $337 from the sale of class A and class M shares, respectively, and received $99,073 and $1,081 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended October 31, 2006, Putnam Retail Management, acting as underwriter, received $80 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended October 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $342,455,579 and $381,979,156, respectively. There were no purchases or sales of U.S. government securities.

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$—	$—

Options opened	589,960	985,862
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of period	$589,960	$985,862

Note 4: Capital shares

At October 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

47

CLASS A	Shares	Amount

Six months ended 10/31/06:
Shares sold	4,988,543	$75,863,356

Shares issued
in connection
with reinvestment
of distributions	—	—

	4,988,543	75,863,356

Shares
repurchased	(5,107,908)	(77,711,745)

Net decrease	(119,365)	$(1,848,389)

Year ended 4/30/06:
Shares sold	12,147,827	$184,101,966

Shares issued
in connection
with reinvestment
of distributions	3,897,253	56,315,295

	16,045,080	240,417,261

Shares
repurchased	(10,191,765)	(153,395,104)

Net increase	5,853,315	$87,022,157

CLASS B	Shares	Amount

Six months ended 10/31/06:
Shares sold	862,497	$12,763,018

Shares issued
in connection
with reinvestment
of distributions	—	—

	862,497	12,763,018

Shares
repurchased	(3,379,891)	(49,761,034)

Net decrease	(2,517,394)	$(36,998,016)

Year ended 4/30/06:
Shares sold	2,922,967	$43,228,667

Shares issued
in connection
with reinvestment
of distributions	1,919,676	27,048,245

	4,842,643	70,276,912

Shares
repurchased	(6,024,761)	(89,151,120)

Net decrease	(1,182,118)	$(18,874,208)

CLASS C	Shares	Amount

Six months ended 10/31/06:
Shares sold	286,276	$4,247,832

Shares issued
in connection
with reinvestment
of distributions	—	—

	286,276	4,247,832

Shares
repurchased	(261,126)	(3,859,371)

Net increase	25,150	$388,461

Year ended 4/30/06:
Shares sold	622,128	$9,221,260

Shares issued
in connection
with reinvestment
of distributions	242,003	3,409,829

	864,131	12,631,089

Shares
repurchased	(559,821)	(8,294,096)

Net increase	304,310	$4,336,993

CLASS M	Shares	Amount

Six months ended 10/31/06:
Shares sold	76,300	$1,134,546

Shares issued
in connection
with reinvestment
of distributions	—	—

	76,300	1,134,546

Shares
repurchased	(95,842)	(1,438,548)

Net decrease	(19,542)	$(304,002)

Year ended 4/30/06:
Shares sold	182,107	$2,720,581

Shares issued
in connection
with reinvestment
of distributions	95,380	1,356,297

	277,487	4,076,878

Shares
repurchased	(347,069)	(5,147,717)

Net decrease	(69,582)	$(1,070,839)

48

CLASS R	Shares	Amount

Six months ended 10/31/06:
Shares sold	98,681	$1,504,944

Shares issued
in connection
with reinvestment
of distributions	—	—

	98,681	1,504,944

Shares
repurchased	(44,441)	(664,450)

Net increase	54,240	$ 840,494

Year ended 4/30/06:
Shares sold	177,070	$2,667,028

Shares issued
in connection
with reinvestment
of distributions	11,256	161,405

	188,326	2,828,433

Shares
repurchased	(25,611)	(387,610)

Net increase	162,715	$2,440,823

CLASS Y	Shares	Amount
Six months ended 10/31/06:
Shares sold	374,552	$5,749,633

Shares issued
in connection
with reinvestment
of distributions	—	—

	374,552	5,749,633

Shares
repurchased	(410,842)	(6,280,794)

Net decrease	(36,290)	$(531,161)

Year ended 4/30/06:
Shares sold	1,404,408	$21,185,949

Shares issued
in connection
with reinvestment
of distributions	292,991	4,239,581

	1,697,399	25,425,530

Shares
repurchased	(1,404,970)	(21,578,174)

Net increase	292,429	$3,847,356

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended October 31, 2006, management fees paid were reduced by $8,801 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $380,690 for the period ended October 31, 2006. During the period ended October 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $156,765,196 and $155,378,172, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for

49

numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund's Trustees in September 2006, the fund received $92,713 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

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Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended October 31, 2006. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Credit Suisse First Boston, Lehman Brothers, and Bear Stearns & Company. Commissions paid to these firms together represented approximately 37% of the total brokerage commissions paid for the year ended October 31, 2006.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Merrill Lynch, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

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Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

 Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

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Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	George Putnam, III	Richard S. Robie, III
Putnam Investment	W. Thomas Stephens	Vice President
Management, LLC	Richard B. Worley
One Post Office Square		Francis J. McNamara, III
Boston, MA 02109	Officers	Vice President and
	George Putnam, III	Chief Legal Officer
Marketing Services	President
Putnam Retail Management		Charles A. Ruys de Perez
One Post Office Square	Charles E. Porter	Vice President and
Boston, MA 02109	Executive Vice President,	Chief Compliance Officer
Principal Executive Officer,
Custodian	Associate Treasurer, and	Mark C. Trenchard
Putnam Fiduciary	Compliance Liaison	Vice President and
Trust Company		BSA Compliance Officer
Jonathan S. Horwitz
Legal Counsel	Senior Vice President	Judith Cohen
Ropes & Gray LLP	and Treasurer	Vice President, Clerk and
Assistant Treasurer
Trustees	Steven D. Krichmar
John A. Hill, Chairman	Vice President and	Wanda M. McManus
Jameson Adkins Baxter,	Principal Financial Officer	Vice President, Senior Associate
Vice Chairman		Treasurer and Assistant Clerk
Charles B. Curtis	Michael T. Healy
Myra R. Drucker	Assistant Treasurer and	Nancy E. Florek
Charles E. Haldeman, Jr.	Principal Accounting Officer	Vice President, Assistant Clerk,
Paul L. Joskow		Assistant Treasurer
Elizabeth T. Kennan	Beth S. Mazor	and Proxy Manager
Kenneth R. Leibler	Vice President
Robert E. Patterson
James P. Pappas
Vice President

This report is for the information of shareholders of Putnam Mid Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA005 239292 12/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 28, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 28, 2006